EXHIBIT 10.54

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NONE OF THIS WARRANT, SUCH SECURITIES OR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN “INSTITUTIONAL ACCREDITED INVESTOR”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’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B), (C) OR (E) TO REQUIRE THE DELIVERY BY THE TRANSFEROR OF AN OPINION OF COUNSEL, A CERTIFICATE OF TRANSFER IN SUBSTANTIALLY THE FORM ATTACHED TO THIS SECURITY AND SUCH OTHER CERTIFICATIONS OR INFORMATION SATISFACTORY TO THE COMPANY TO ESTABLISH THE TRANSFER’S COMPLIANCE WITH CLAUSE (B), (C) OR (E) AS APPLICABLE.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR ANY INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND AND THE PRECEDING PARAGRAPHS.

BABCOCK & WILCOX ENTERPRISES, INC.
STOCK PURCHASE WARRANT
Date of Issuance: _____________, 2019     Certificate No. W-__
WHEREAS, this Series of Warrants (as defined below) is initially being issued by Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”) to _________________ (the “Registered Holder”) in connection with, and in consideration for, the Registered Holder’s initial extension of $150,000,000 of Tranche A-3 Term Loans pursuant to Amendment No. 16 to the Company’s Credit Agreement, dated as of May 11, 2015, among the Company, as the borrower, Bank of America, N.A., as administrative agent, and the other lenders party thereto (as so amended, the “Credit Agreement”);
FOR VALUE RECEIVED, as described above, the Company, hereby grants to the Registered Holder, the right to purchase from the Company 16,666,667 shares of Warrant Stock at a price per share of $0.01 (as adjusted from time to time hereunder, the “Exercise Price”). Certain capitalized terms used herein are defined in Section 5. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the exercise price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.
This Warrant is subject to the following provisions:
Section 1.Exercise of Warrant.

1A.    Exercise Period.

The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Warrant Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the third anniversary thereof (the “Exercise Period”). The Company shall give the Registered Holder written notice of the expiration of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period; provided, however, that any failure by the Company to deliver such notice shall not give rise to any claim for damages or equitable or other relief or extend the Exercise Period of any Warrant.
1B.    Exercise Procedure.

(i)This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):

(a) a completed Exercise Agreement, as described in paragraph 1C, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);

(b) this Warrant;

(c) if this Warrant is not registered in the name of the Purchaser, the Registered Holder and the Purchaser shall comply with the provisions of Section 7 regarding transfer of this Warrant, including providing all requirements documentation in connection therewith; and

(d) a check or wire transfer of immediately available funds payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the “Aggregate Exercise Price”).

(ii)As an alternative to the exercise of this Warrant as provided in paragraph 1B(i), the holder of this Warrant may exchange all or part of the purchase rights represented by this Warrant by surrendering this Warrant to the Company, together with a written notice to the Company that the holder is exchanging the Warrant (or a portion thereof) for an aggregate number of shares of Warrant Stock specified in the notice, from which the Company shall withhold and not issue to the holder a number of shares of Warrant Stock with an aggregate Market Price equal to the Aggregate Exercise Price of the number of shares of Warrant Stock specified in such notice (and such withheld shares shall no longer be issuable under this Warrant). The exercise of the option described in this paragraph 1B(ii) is referred to as a “Cashless Exercise.”

(iii)At the time of the exercise of this Warrant, unless the Warrant is being exercised as a Cashless Exercise, the Registered Holder exercising this Warrant shall represent and warrant that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, and make the other representations and warranties set forth in the Exercise Agreement set forth in Exhibit I hereto.

(iv)Any book-entry position or certificate, as applicable, representing shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

(v)The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

(vi)The entry of any book-entry position or the issuance of certificates, as applicable, representing shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock (other than any transfer tax or similar governmental charge payable in connection therewith as contemplated by paragraph 7A). Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

(vii)The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

(viii)The Company shall reasonably cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

(ix)Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the registered public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

(x)The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of all Warrants outstanding under this Series of Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of all Warrants outstanding under this Series of Warrants.

1C.    Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

1D.    Fractional Shares. The Company shall not be required to issue a fractional share of Warrant Stock upon exercise of any Warrant. If a fractional share of Warrant Stock would, but for the provisions of this Section 1, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check or wire transfer of immediately available funds payable to the Purchaser in lieu of such fractional share in an amount in cash equal to the product of (i) such fraction multiplied by (ii) the Market Price of one share of Warrant Stock on the date of the Exercise Time.

1E.    Legends. Any book-entry position or certificate, as applicable, for shares of Warrant Stock issued upon any exercise of this Warrant shall bear the Private Placement Legend; provided that any book-entry position or certificate, as applicable, for such shares of Warrant Stock may be issued without such legend upon receipt by the Company of (i) an opinion of counsel in form reasonably acceptable to the Company to the effect that the shares of Warrant Stock represented by such book-entry position or certificate, as applicable, may be freely transferred without registration under the Securities Act or applicable state securities laws and (ii) such other certifications or information reasonably requested by the Company.

Section 2.Adjustment of Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

2A.     Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to any such subdivision shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 2(A) shall become effective at the close of business on the date the subdivision or combination becomes effective.

2B.    Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of Warrants representing a majority of the Warrant Stock obtainable upon exercise of all Warrants then outstanding under this Series of Warrants) to insure that each of the Registered Holders of Warrants under this Series of Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Warrant Stock immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if the holder had exercised this Warrant immediately prior to such Organic Change) with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore acquirable and receivable upon exercise of such holder’s Warrant had such Organic Change not taken place, including by making appropriate provision (in form and substance reasonably satisfactory to the Registered Holders of Warrants representing a majority of the Warrant Stock obtainable upon exercise of all Warrants then outstanding under this Series of Warrants) with respect to such holders’ rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 shall thereafter be applicable to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the Registered Holders of Warrants representing a majority of the Warrant Stock obtainable upon exercise of all Warrants then outstanding under this Series of Warrants), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

2C.    Certain Events. If any event occurs as to which the provisions of this Section 2 are not strictly applicable but the failure to make any adjustment would not adequately protect the purchase rights of the Warrants then outstanding under this Series of Warrants (but not including, to avoid doubt, the granting of any awards approved by the Board of Directors of the Company, or any committee thereof, under the Company’s existing or future employee incentive plans), then the Company’s board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Warrant Stock obtainable upon exercise of the Warrants then outstanding under this Series of Warrants so as to protect the rights of the holders of the Warrants.

2D.     Notices.

(i)Immediately upon any adjustment of the number of shares of Warrant Stock obtainable upon exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii)The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record date for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(iii)The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

Section 3.Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a “Liquidating Dividend”), then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Warrant Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

Section 4.Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property (other than in connection with any awards approved by the Company’s board of directors, or any committee thereof, under the Company’s existing or future employee incentive plans) pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Registered holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Warrant Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
Section 5.Definitions. The following terms have meanings set forth below:

“Common Stock” means, collectively, the Company’s Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

“Convertible Securities” means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.
“Institutional Accredited Investor” means an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, which is not also a QIB.
“Market Price” means as to any security the average of the closing prices of such security’s sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by OTC Markets Group, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which “Market Price” is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term “business days” as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the domestic over-the-counter market, the “Market Price” shall be determined in good faith by the Board of Directors of the Company.
“Options” means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.
“Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.
“Private Placement Legend” means the following legend with respect to the Warrants or the Warrant Shares, as applicable:
(i)with respect to the Warrants:

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NONE OF THIS WARRANT, SUCH SECURITIES OR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN “INSTITUTIONAL ACCREDITED INVESTOR”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’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR

TRANSFER PURSUANT TO CLAUSE (B), (C) OR (E) TO REQUIRE THE DELIVERY BY THE TRANSFEROR OF AN OPINION OF COUNSEL, A CERTIFICATE OF TRANSFER IN SUBSTANTIALLY THE FORM ATTACHED TO THIS SECURITY AND SUCH OTHER CERTIFICATIONS OR INFORMATION SATISFACTORY TO THE COMPANY TO ESTABLISH THE TRANSFER’S COMPLIANCE WITH CLAUSE (B), (C) OR (E) AS APPLICABLE.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR ANY INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND AND THE PRECEDING PARAGRAPHS.
(ii)with respect to the Warrant Shares:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY BY THE TRANSFEROR OF AN OPINION OF COUNSEL, A CERTIFICATE OF TRANSFER IN SUBSTANTIALLY THE FORM ATTACHED TO THIS SECURITY AND SUCH OTHER CERTIFICATIONS OR INFORMATION SATISFACTORY TO THE COMPANY TO ESTABLISH THE TRANSFER’S COMPLIANCE WITH CLAUSE (C).
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR ANY INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND AND THE PRECEDING PARAGRAPHS.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.
“Rule 144” means Rule 144 promulgated under the Securities Act.
“Rule 144A” means Rule 144A promulgated under the Securities Act.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Series of Warrants” means all warrants, initially representing the right to purchase 16,666,667 shares of Common Stock, of which this Warrant is a part.
“Warrant Stock” means the Company’s Common Stock, par value $0.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term “Warrant Stock” shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

Section 6.No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

Section 7.Warrants Transferable.

7A.    Transferability Generally. Subject to this Section 7 and the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Certificate of Assignment (in the form of Exhibit II hereto) at the principal office of the Company. No service charge shall be made to a Registered Holder of a Warrant for any registration of transfer, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith. No transfer or assignment, in whole or in part, of any right or interest in this Warrant by the Registered Holder shall be effective, and the Company shall not be required to recognize any Person other than the Registered Holder as having any interest in this Warrant, unless and until the requirements of this Section 7 have been completed.

7B.    Legends. The legend on the face of this Warrant shall appear on any Warrant issued under the terms of this Warrant; provided that any Warrant issued pursuant to the terms of this Warrant may be issued without such legend upon receipt by the Company in connection with any transfer of this Warrant, in whole or in part, of (i) an opinion of counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act and all applicable state securities laws and that the restrictions on transfer contained herein and in such legend are no longer required in order to maintain compliance with the Securities Act and all applicable state securities laws and (ii) such other certifications or information reasonably requested by the Company.

Section 8.Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

Section 9.Tax treatment.

The issuance of this Series of Warrants and the Registered Holder’s initial extension of $150,000,000 of Tranche A-3 Term Loans pursuant to the Credit Agreement are intended to constitute an “investment unit” within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Company and the initial Registered Holder agree to allocate the issue price of the investment unit as required by Treasury Regulations Section 1.1273-2(h).  For the purpose of determining fair market values, as required by Treasury Regulations Section 1.1273-2(h), the Company and the initial Registered Holder shall rely on, and be bound by, the applicable fair market values established by a mutually acceptable independent valuation expert and further agree that their respective U.S. federal tax returns, schedules, and financial statements shall be prepared and filed in a manner consistent with the treatment as an investment unit and the allocation of fair market value determined as provided herein unless a different treatment is required under applicable law.
Section 10.Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Section 11.Notices. Except as otherwise expressly provided herein, all notices, demands or other communications referred to in this Warrant shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent to the recipient by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next business day, (iii) one business day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three days after it is mailed to the recipient by first class mail, return receipt requested, and shall be addressed to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a) If to the Company:

Babcock & Wilcox Enterprises, Inc.
20 South Van Buren Avenue
Barberton, Ohio 44203
Attention: J. André Hall, General Counsel

with a copy to:

King & Spalding LLP
1180 Peachtree Street, NE
Atlanta, GA 30309
Attention:    William Calvin Smith, III
Zachary L. Cochran
Email:    calsmith@kslaw.com
zcochran@kslaw.com

(b)    If to the Registered Holder of this Warrant:

Section 12.Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the Warrant Stock obtainable upon exercise of all Warrants then outstanding under this Series of Warrants; provided that, other than pursuant to Section 2, no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing 100% of the Warrant Stock obtainable upon exercise of all Warrants then outstanding under this Series of Warrants.

Section 13.Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

*    *    *    *

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.

BABCOCK & WILCOX ENTERPRISES, INC.
By
Its

Attest:

Secretary

EXHIBIT I
EXERCISE AGREEMENT
To:                              Dated: _________________

Babcock & Wilcox Enterprises, Inc.
20 South Van Buren Avenue
Barberton, Ohio 44203
Attention: J. André Hall, General Counsel
The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.
[CHECK ONE]
☐    This Warrant is being exercised on the basis of the Cashless Exercise option (as defined in the Warrant).
☐    The Registered Holder exercising the Warrant represents and warrants that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act. The Registered Holder understands that the shares issued upon exercise of the Warrant are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the shares have not been, and except as contemplated by the terms of the Warrant, will not be registered under the Securities Act and that if in the future it decides to offer, resell, pledge or otherwise transfer any of the shares issuable upon exercise of the Warrant, such shares may be offered, resold, pledged or otherwise transferred only in conformity with the legend on such shares.

Signature

Address

EXHIBIT II
FORM OF CERTIFICATE OF ASSIGNMENT
To:                              Dated: _________________

Babcock & Wilcox Enterprises, Inc.
20 South Van Buren Avenue
Barberton, Ohio 44203
Attention: J. André Hall, General Counsel
_______________________________ (the “Transferor”) owns and proposes to transfer the _____________ Warrant[s] attached hereto (the “Transfer”) to (the “Transferee”). In connection with the Transfer, the Transferor hereby certifies that:

CHECK ALL THAT APPLY

1. ☐ Check if Transferee Will Take Delivery of a Restricted Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A, and accordingly, the Transferor hereby further certifies that the Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable “blue sky” securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant, the transferred Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Warrant, and in the Warrant and the Securities Act.

2.☐ Check and Complete if Transferee Will Take Delivery of a Restricted Warrant Pursuant to any Provision of the Securities Act other than Rule 144A. The Transfer is being effected in compliance with the transfer restrictions applicable to Warrants and pursuant to and in accordance with the Securities Act and any applicable “blue sky” securities laws of any state of the United States, and accordingly, the Transferor hereby further certifies that (check one):

☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

☐ such Transfer is being effected to the Company or a subsidiary thereof; or

☐ such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act, and the Transfer complies with the transfer restrictions applicable to the Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate reasonably satisfactory to the Company, executed by the Transferee regarding the transferee’s accredited investor status and (2) if the Company requests, an opinion of counsel provided by the Transferor or the Transferee (a copy of which the Transferor is attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant, the Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Warrant, and in the Warrant and the Securities Act.

3.☐ Check and Complete if Transferee Will Take Delivery of an Unrestricted Warrant. The Transferor hereby further certifies that (check one):

☐ The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant and any applicable “blue sky” securities laws of any state of the United States. The restrictions on transfer contained in the Warrant and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant, the transferred Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Warrant and in the Warrant.

☐ The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Warrant and any applicable “blue sky” securities laws of any State of the United States. The restrictions on transfer contained in the Warrant and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant, the transferred Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Warrant and in the Warrant.

This certificate and the statements contained herein are made for the benefit of the Company. All capitalized terms used without definition herein have the meaning assigned to them in the attached Warrant[s].

[Insert Name of Transferor]

By:	_____________________________________
Name:
Title: